UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2021
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Stock Exchange Agreement

On July 12, 2021, CorEnergy Infrastructure Trust, Inc. (the “Company”) entered into a Stock Exchange Agreement, to be effective June 30, 2021, with John D. Grier, M. Bridget Grier and certain affiliated trusts of Mr. Grier (collectively, the “Grier Members”) of Crimson Midstream Holdings, LLC (“Crimson”) holding the Class A-1 Units issued pursuant to the Third Amended and Restated Limited Liability Company Agreement of Crimson (the “Third LLC Agreement”). The Class A-1 Units are expected to become exchangeable upon the receipt of approval of the California Public Utility Commission (“CPUC Approval”) for Series C Exchangeable Preferred Stock (the “Series C Preferred Stock”) of the Company. The Series C Preferred Stock Articles Supplementary (“Series C Articles Supplementary”) provide that:

a.the Series C Preferred Stock that would be issued following any exercise of the exchange rights of the Class A-1 Units would have the option to be exchanged (an “Exchange”) for a depositary share, representing 1/100th of a whole share of the 7.375% Series A Cumulative Redeemable Preferred Stock (the “Series A Depositary Shares”) of the Company on a one-to-one exchange basis (the “Exchange Rate”); and
b.the Company would have the right to force such an Exchange of all of the outstanding shares of Series C Preferred Stock at any time the VWAP (as that term is defined in the Series C Articles Supplementary) of the Series A Depositary Shares is greater than $23.50 for at least thirty (30) consecutive trading days (the “Threshold Period”), for a number of shares of Series A Depositary Shares equal to the number of shares of Series C Preferred Stock to be exchanged multiplied by $25.00 and divided by $23.50 (the “Forced Exchange Rate”).

Pursuant to the Stock Exchange Agreement, the parties agreed that, even though the requirements of the Threshold Period were not fulfilled by June 30, 2021, any future exercise by the Grier Members of the right to exchange Class A-1 Units will be for the right to receive Series A Depositary Shares using the Forced Exchange Rate.

The foregoing description of the Stock Exchange Agreement is qualified in its entirety by reference to the full text of the Stock Exchange Agreement, a copy of which is filed as Exhibits 10.1, to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Agreement of Understanding (Post-Closing Adjustment)

Section 2.04(b) of the Membership Interest Purchase Agreement by and among, the Company, CGI Crimson Holdings, L.L.C. (“Carlyle”), Mr. Grier, and Crimson, dated as of February 4, 2021 (the “MIPA”) required the Company to deliver to Carlyle and Grier a statement setting forth its calculation of the Closing Working Capital (as defined in the MIPA). On July 12, 2021, the Company, Carlyle and the Grier Members entered into an Agreement of Understanding Concerning Post-Closing Adjustment (“Agreement of Understanding”), to be effective June 30, 2021, confirming the parties’ agreement as to the post-closing-adjustment under the MIPA. The parties agreed that the Company will (i) pay to Carlyle additional consideration in the amount of $907,728 in cash and (ii) increase the number of Class A-1 Units issued to the Grier Members pursuant to the Third LLC Agreement by 37,043 additional units in satisfaction of the Closing Working Capital adjustment contemplated by the MIPA. Following CPUC Approval, the 37,043 Class A-1 Units will become exchangeable for up to 39,403 Series A Depositary Shares in accordance with the Forced Exchange Rate under the Stock Exchange Agreement described above.

The foregoing description of the Agreement of Understanding is qualified in its entirety by reference to the full text of the Agreement of Understanding, a copy of which is filed as Exhibits 10.2, to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Revised Third Amended and Restated Limited Liability Company Agreement of Crimson Midstream Holdings, LLC

On July 16, 2021, the Company and the Grier Members (as all of the current members of Crimson) entered into a revised Third LLC Agreement, to be effective June 30, 2021 (the “Revised Third LLC Agreement”), reflecting the following changes:

a.the issuance of an additional 37,043 Class A-1 Units pursuant to the post-closing adjustment under the Agreement of Understanding;
b.the Class A-1 Units would become convertible into the Series A Depositary Shares pursuant to the terms of the Stock Exchange Agreement;
c.the distributions to the members holding Class A-2 Units of Crimson may be paid in kind consistent with the terms of the underlying Series B Preferred Stock as set forth in the Series B Preferred Stock Articles Supplementary; and
d.the issuance of 16,240 Class A-2 Units as payments in kind for distributions through May 31, 2021.

Following approval of Proposal No. 2 by the Company’s stockholders at its Annual Meeting held on June 29, 2021 for the conversion of Series B Preferred Stock into the Company’s Class B Common Stock (the “Series B Conversion”), effective as of the Mandatory Conversion Date as defined in the Revised Third LLC Agreement, all Class A-2 Units will become convertible into the Company’s Class B Common Stock.

The foregoing description of the Revised Third LLC Agreement is qualified in its entirety by reference to the full text of the Revised Third LLC Agreement, a copy of which is filed as Exhibits 10.3, to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K regarding the Stock Exchange Agreement, the Agreement of Understanding and the Revised Third LLC Agreement and the issuances of Class A-1 Units and Class A-2 Units is incorporated by reference in this Item 3.02. The Class A-1 Units and Class A-2 Units, and the Series A Depositary Shares representing Series A Preferred Stock and Class B Common Stock that may be issued upon exchange or conversion thereof, have been and will be (as applicable) issued and sold in reliance on Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On July 12, 2021, the Company filed Articles Supplementary (the “Articles Supplementary”) with the Department of Assessments and Taxation of the State of Maryland (“SDAT”), which Articles Supplementary were effective on filing, classifying an additional 395 authorized but unissued shares of the Company’s Preferred Stock, par value $.001 per share, as 7.375% Series A Cumulative Redeemable Preferred Stock with a stated value per share of $2,500.00 (the “Series A Preferred Stock”). After giving effect to the Articles Supplementary, the Company is authorized to issue 69,367 shares of Series A Preferred Stock, which includes the 50,108 shares of Series A Preferred Stock previously issued and outstanding as of March 31, 2021, the issuance of 1,703 shares of Series A Preferred Stock in connection with the Company’s previously disclosed internalization of its external manager on July 6, 2021, and the reservation of 17,556 shares of Series A Preferred Stock issuable on the potential exchange of Class A-1 Units following CPUC Approval (which includes the additional shares that may be issued pursuant to the post-closing adjustment under the terms of the Agreement of Understanding).

The additional shares of Series A Preferred Stock classified have identical terms to the shares of Series A Preferred Stock previously issued by the Company provided for by the Articles Supplementary filed by the Company with SDAT and filed as Exhibit 3.1 to the Company’s Registration Statement on Form 8-A on January 26, 2015.

The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided under Item 3.03 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Article Supplementary for Series A Preferred Stock filed July 13, 2021
10.1
Stock Exchange Agreement dated July 12, 2021, by and among CorEnergy Infrastructure Trust, Inc., John D. Grier, M. Bridget Grier, John D. Grier, as Trustee of the Bridget Grier Spousal Support Trust dated December 18, 2012; Robert G. Lewis, as Trustee of the Hugh David Grier Trust dated October 15, 2012; and Robert G. Lewis, as Trustee of the Samuel Joseph Grier Trust dated October 15, 2012

10.2
Agreement of Understanding (Post-Closing Adjustment) dated July 12, 2021, by and among CorEnergy Infrastructure Trust, Inc., CGI Crimson Holdings, L.L.C., John D. Grier, John D. Grier, as Trustee of the Bridget Grier Spousal Support Trust dated December 18, 2012; Robert G. Lewis, as Trustee of the Hugh David Grier Trust dated October 15, 2012; and Robert G. Lewis, as Trustee of the Samuel Joseph Grier Trust dated October 15, 2012*

10.3	Revised Third Amended and Restated Limited Liability Company Agreement of Crimson Midstream Holdings, LLC dated as of July 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* A non-material exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of the omitted exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: July 16, 2021	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary